                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                     TIPPERARY CORPORATION
                     633 SEVENTEENTH STREET
                           SUITE 1550
                    DENVER, COLORADO  80202
-----------------------------------------------------------------------------

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON
                        JANUARY 28, 1997


TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Tipperary Corporation (the "Company"), a Texas corporation, will be held in the Management Briefing Center on the fourth floor of Wells Fargo Bank, 633 Seventeenth Street, Denver, Colorado, on Tuesday, January 28, 1997, at 10:00 a.m., MST, for the purpose of taking action on:

1. The election of 5 directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified;

2.   A proposal to adopt the 1997 Long-Term Incentive Plan;

3. The ratification of the reappointment of Price Waterhouse LLP ("Price Waterhouse") as the Company's independent accountants for fiscal 1997; and

4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on December
2, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. These materials were first mailed to shareholders on or about January 3, 1997. Both the principal executive office and mailing address of the Company is 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Elaine R. Treece
                                       Corporate Secretary

Date:  December 23, 1996

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND PROMPTLY RETURN YOUR SIGNED PROXY IN THE POSTAGE-PAID ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON.

PAGE 2                                                    TIPPERARY CORPORATION
-------------------------------------------------------------------------------

                             TIPPERARY CORPORATION

                                PROXY STATEMENT

                             SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Tipperary Corporation in connection with the Annual Meeting of Shareholders on Tuesday, January 28, 1997, ("Annual Meeting") to be held in the Management Briefing Center on the fourth floor of Wells Fargo Bank, 633 Seventeenth Street, Denver, Colorado, at 10:00 a.m., MST.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy, which were first mailed to the shareholders on or about January 3, 1997, will be borne by the Company. It is contemplated that solicitation of proxies will be primarily by mail, but may be supplemented by personal solicitation by the Company's officers, directors and other regular employees to whom no additional compensation will be paid.

                             REVOCATION OF PROXY

Any shareholder giving a proxy may revoke it at any time prior to its use by notifying the Company either in person or by written notice of the revocation. Each notice must specifically revoke the power to use and vote the proxy. Shareholder attendance at the Annual Meeting may revoke any proxy given by such shareholder. If no specification is made on the proxy, the shares will be voted in accordance with the recommendation of the Board of Directors, as stated herein, or at the discretion of the named proxy with regard to any other matter that may properly come before the Annual Meeting.

                         VOTING AT THE ANNUAL MEETING

The close of business on December 2, 1996, has been fixed by the Company's Board of Directors as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of that date, the Company had issued and outstanding 13,050,271 shares of Common Stock, par value $.02 per share.

The Company's Articles of Incorporation do not permit cumulative voting by shareholders. The Common Stock is the Company's only class of voting securities. Accordingly, each holder of Common Stock as of the record date shall be entitled to cast one vote for each share of Common Stock held by him.

Of the votes cast at the Annual Meeting, a vote of the holders of a majority of the Common Stock present, either in person or by proxy, is required to elect each director nominee, to adopt the 1997 Long-Term Incentive Plan and to ratify the reappointment of Price Waterhouse as the Company's independent accountants for fiscal 1997.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of December 2, 1996, regarding the beneficial ownership of the voting securities of the Company by persons and entities known by the Company to beneficially own more than 5% of the outstanding Common Stock of the Company, its only outstanding class of voting securities. Except as otherwise indicated, to the knowledge of the Company, each person or entity whose name appears below has sole voting and investment power over its respective shares of Common Stock.

PAGE 3                                                                TIPPERARY CORPORATION
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                       Amount and Nature of Beneficial
Name and Address of Beneficial Owner               Ownership            Percentage of Class
-------------------------------------------------------------------------------------------

Texland Oil, Inc.(1)                                     3,117,514 (2)               23.9%
33 West Monroe Street
Chicago, Illinois 60603
-------------------------------------------------------------------------------------------

SDK Incorporated (1)                                     4,898,920 (3)               37.5%
33 West Monroe Street
Chicago, Illinois 60603
-------------------------------------------------------------------------------------------

Slough Parks, Inc.(1)                                    4,898,920 (4)               37.5%
33 West Monroe Street
Chicago, Illinois 60603
-------------------------------------------------------------------------------------------

Thomson Horstmann & Bryant, Inc.                         1,129,000                    8.7%
Park 80 West, Plaza Two
Saddle Brook, New Jersey 07663
-------------------------------------------------------------------------------------------

The Acorn Fund                                             800,000                    6.1%
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
-------------------------------------------------------------------------------------------

Heartland Advisors, Inc.                                 1,324,100                   10.1%
790 North Milwaukee
Milwaukee, Wisconsin 53202
-------------------------------------------------------------------------------------------

(1) SDK Incorporated ("SDK"), a Delaware corporation, owns 100% of the Common Stock of Texland Oil, Inc. ("Texland"). According to Amendment No. 9 to its Statement on Schedule 13D, dated July 31, 1995, the following entities may be deemed to beneficially own the Common Stock of Texland, through control of SDK: Slough Parks, Inc., a Delaware corporation ("Slough Parks"), the controlling shareholder of SDK; Slough Parks Holding, Inc. ("SPH"), a Delaware corporation, the sole shareholder of Slough Parks; Slough Trading Estate Limited, a limited liability company formed under the laws of the United Kingdom ("STEL"), the sole shareholder of SPH; Slough Properties Limited ("SPL"), a limited liability company formed under the laws of the United Kingdom, the sole shareholder of STEL; Slough Estates PLC ("SEL"), a public limited liability company formed under the laws of the United Kingdom, the sole shareholder of SPL. The board of directors of SEL ultimately exercises voting and dispositive power with regard to the shares of the Company's Common Stock held by Texland. According to the above referenced Schedule 13D, SEL is a publicly held limited liability company, whose principal office is located at 234 Bath Road, Trading Estate, Slough SL1 4EE, England. Pursuant to Amendment
     No. 9 of Schedule 13D, to the knowledge of SEL, no shareholder owns more than 5% of its outstanding shares.
-------------------------------------------------------------------------------

(2)  Texland is the record owner of the indicated shares.
-------------------------------------------------------------------------------

(3) Of the 4,898,920 shares noted, SDK is the record owner of 1,564,835 of the shares; is the indirect owner of 3,117,514 of the shares through its wholly-owned subsidiary Texland; and holds 216,571 shares as collateral for a loan to a former director of the Company.
-------------------------------------------------------------------------------
(4)  Indirectly owned through its 80% ownership of the voting securities of
     SDK.
-------------------------------------------------------------------------------

Page 4                                                    Tipperary Corporation
-------------------------------------------------------------------------------

                      SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of December 2, 1996, regarding shares of the Company's Common Stock beneficially owned by each director, nominee for director and executive officers and directors as a group. Except as otherwise indicated, to the knowledge of the Company, each person has sole voting and investment power over his respective shares of Common Stock.

                    Name of Beneficial        Amount and Nature of
Title of Class            Owner               Beneficial Ownership     Percentage of Class(1)
--------------      ------------------        --------------------     ----------------------
Common Stock        David L. Bradshaw              306,771  (2)                 2.3%
                    Kenneth L. Ancell                    0  (3)                   *
                    Eugene I. Davis                 50,000  (4)                   *
                    Douglas Kramer                       0                        *
                    Marshall D. Lees                     0                        *
                    Jeff T. Obourn                  40,666  (5)                   *
                    Paul C. Slevin                  13,333  (6)                   *
                    Robert T. Larson, Jr.           14,333  (7)                   *
                    Larry G. Sugano                 14,333  (8)                   *
                    Wayne W. Kahmeyer               11,667  (9)                   *
                    Executive officers and
                    directors as a group, 10 in
                    number                         451,103                      3.3%

*less than 1%

(1) Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2) Includes 302,917 shares issuable pursuant to options/warrants which are currently exercisable or exercisable within 60 days of December 2, 1996.

(3) Includes a warrant to acquire 50,000 shares of the Common Stock at an exercise price of $4.31 per share none of which will be exercisable within 60 days of December 2, 1996.

(4) Includes a warrant to acquire 50,000 shares of the Common Stock at an exercise price of $2.75 per share which will be exercisable within 60 days of December 2, 1996.

(5) Includes 40,666 shares issuable pursuant to the Company's 1987 Employee Stock Option Plan which are currently exercisable or exercisable within 60 days of December 2, 1996.

(6) Includes 8,333 shares issuable pursuant to the Company's 1987 Employee Stock Option Plan which are currently exercisable or exercisable within 60 days of December 2, 1996. Includes 5,000 shares of Common Stock owned by Mr. Slevin's wife, to which he disclaims beneficial ownership.

(7) Includes 14,333 shares issuable pursuant to the Company's 1987 Employee Stock Option Plan which are currently exercisable or exercisable within 60 days of December 2, 1996.

(8) Includes 13,333 shares issuable pursuant to the Company's 1987 Employee Stock Option Plan which are currently exercisable or exercisable within 60 days of December 2, 1996.

(9) Includes 11,667 shares issuable pursuant to the Company's 1987 Employee Stock Option Plan which are currently exercisable or exercisable within 60 days of December 2, 1996.


                    COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors was aided by four standing committees during the fiscal year ended September 30, 1996. The Audit Committee assesses the Company's system of internal control and assists in considering the recommendations and performance of the Company's independent accountants; the Compensation Committee evaluates the performance and compensation of the Company's officers and employees; the Nominating Committee is responsible for consideration of nominations to the Board of

Page 5                                                    Tipperary Corporation
-------------------------------------------------------------------------------

Directors from shareholders of the Company; and the Executive Committee performs certain duties and responsibilities as delegated by the Board concerning the day-to-day operations of corporate business. During the fiscal year ended September 30, 1996, Messrs. Davis (Chairman) and Ancell served on the Audit Committee. Messrs. Kramer, Lees and Davis served on the Compensation Committee and all Board members serve on the Executive Committee. The Nominating Committee is composed of Messrs. Bradshaw and Lees.

Based solely upon a review of Forms 3 and 4 furnished to the Company during the fiscal year ended September 30, 1996, and Forms 5 with respect to such fiscal year, the Company is unaware of any officer, director or beneficial owner who failed to file any reports timely as required by Section 16 of the Securities Exchange Act of 1934.

                    DIRECTORS MEETINGS AND ATTENDANCE

During the fiscal year ended September 30, 1996, there were seven regular, special and telephonic meetings of the Company's Board of Directors. All directors attended at least 75% of the meetings except Mr. Lees who was unable to attend three meetings. The Audit Committee and the Compensation Committee each met twice.

                          EXECUTIVE COMPENSATION

The table below presents the compensation awarded to, earned by, or paid to the Company's Chief Executive Officer for the fiscal years ended September 30, 1996, 1995 and 1994. No other executive officer of the Company received total annual salary and bonus for each year in excess of $100,000.

                                                    Summary Compensation Table

                                            Annual Compensation                   Long-Term Compensation
                                   -----------------------------------   --------------------------------------
                                                                                    Awards              Payouts
                                                                         --------------------------     -------
                                                          Other Annual   Restricted                                 All Other
  Name and Principal      Fiscal                             Compen-       Stock         Warrants        LTIP        Compen-
       Position            Year     Salary       Bonus      sation (1)     Awards      /Options (2)     Payouts      sation(3)
---------------------     ------   --------     -------   -------------  ----------    ------------     -------     ----------
David L. Bradshaw,(4)      1996    $141,250           -            -            -         50,000             -        $2,982
President & Chief          1995    $108,333     $10,000   $   44,025 (6)        -              -             -        $1,666
Executive Officer          1994    $100,000     $30,000            -            -        100,000             -        $1,367

Carter G. Mathies,(5)      1996    $ 43,750           -   $1,352,084 (6)        -              -             -        $  532
President & Chief          1995    $150,000           -            -            -         50,000             -        $2,242
Executive Officer          1994    $150,000     $50,000            -            -        150,000             -        $2,625

(1) In addition to the amounts listed, the Company furnished other various benefits, the value of which are not reported in this column because the Company has concluded that the aggregate amount of these benefits is less than 10% of cash compensation paid.

(2) No SARs were granted to any of the named officer during the last 3 years.

(3) Represents the Company's matching contribution to the Section 401(k) Retirement Savings Plan.

(4) Mr. Bradshaw became President and Chief Executive Officer of the Company on January 16, 1996, prior to such date, Mr. Bradshaw was the Chief Operating Officer and Chief Financial Officer of the Company.

(5) Mr. Mathies was President and Chief Executive Officer during fiscal 1994, 1995 and until his resignation on January 15, 1996.

(6) Includes amounts resulting from the exercise of warrants/options, equal to the difference between exercise price of options and market price of Common Stock on date of exercise.

PAGE 6                                                                          TIPPERARY CORPORATION
-----------------------------------------------------------------------------------------------------

The following table shows certain information with respect to stock warrants and options granted to the named executive officers during the fiscal year ended September 30, 1996:

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                             WARRANT AND OPTION/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------
                              INDIVIDUAL GRANTS                                POTENTIAL REALIZABLE
----------------------------------------------------------------------------     VALUE AT ASSUMED
                     NUMBER OF                                                   ANNUAL RATES OF
                    SECURITIES   PERCENT OF TOTAL                                  STOCK PRICE
                    UNDERLYING   WARRANT/OPTIONS                                 APPRECIATION FOR
                     WARRANTS/      GRANTED TO      EXERCISE OR                 WARRANT/OPTION TERM
                      OPTIONS      EMPLOYEES IN     BASE PRICE   EXPIRATION    ---------------------
   NAME               GRANTED      FISCAL YEAR       ($/SHARE)      DATE            5%       10%
-----------------------------------------------------------------------------------------------------
David L. Bradshaw     50,000          23.7%            $4.63         (1)         $146,000  $369,000
-----------------------------------------------------------------------------------------------------
Carter G. Mathies          -             -                 -          -                 -         -
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

(1) Expires 2 years after termination of employment; term assumed to be ten years.

The following table shows information with respect to stock warrants and option exercises during the fiscal year ended September 30, 1996, by the named executive officers and the value of such officer's unexercised stock options and warrants at September 30, 1996.


-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                 AGGREGATED WARRANTS AND OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END WARRANTS AND OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------
                     SHARES                                                  VALUE OF UNEXERCISED
                    ACQUIRED                NUMBER OF UNEXERCISED           IN-THE-MONEY WARRANTS
                       ON       VALUE      WARRANTS AND OPTIONS/SARS           AND OPTIONS/SARS
NAME                EXERCISE   REALIZED   HELD AT FISCAL YEAR END (#)         AT FISCAL YEAR END
-----------------------------------------------------------------------------------------------------
                                          EXERCISABLE   UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
-----------------------------------------------------------------------------------------------------
David L. Bradshaw        -            -      252,916         83,334         $405,704       $33,334
-----------------------------------------------------------------------------------------------------
Carter G. Mathies  436,667   $1,352,084            -              -                -            -
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

The Company granted to Mr. Bradshaw warrants to acquire 225,000 shares of the Common Stock of the Company at an exercise price of $2.00 per share, which became fully vested on October 1, 1992. Mr. Bradshaw exercised 20,000 shares under the warrant on July 8, 1993. The remaining warrants expire, if not exercised prior thereto, six months after termination of Mr. Bradshaw's employment with the Company. The Company granted to Mr. Bradshaw warrants to acquire 50,000 shares of the Common Stock of the Company at an exercise price of $4.63 per share which vest ratably over a three-year period and expire, if not exercised prior thereto, two years after termination of Mr. Bradshaw's employment with the Company. Pursuant to the Company's 1987 Employee Stock Option Plan, Mr. Bradshaw was granted options to acquire 1,250 shares of the Company's Common Stock which are currently exercisable at an exercise price of $3.52, and 100,000 shares of the Company's Common Stock at an exercise price of $2.75 per share which vest ratably over a three-year period, of which 20,000 shares were exercised in August, 1995.

The Company granted to Mr. Mathies, its former Chief Executive Officer, warrants to acquire 450,000 shares of the Common Stock of the Company at an exercise price of $2.00 per share, which became fully vested on October 1, 1992. Mr. Mathies exercised 30,000 shares under the warrant on July 8, 1993. In 1994, Mr. Mathies was granted a nonqualified warrant to acquire

PAGE 7                                                  TIPPERARY CORPORATION
-----------------------------------------------------------------------------


50,000 shares of the Company's Common Stock at an exercise price of $2.75 per share which vested ratably over a three-year period. Subsequent to his resignation on January 15, 1996, Mr. Mathies exercised 436,667 shares under these warrants. Also in 1994, pursuant to the 1987 Employee Stock Option Plan, he was granted an Option to acquire 100,000 shares of the Company's Common Stock at an exercise price of $2.75 per share, which expired unexercised upon his resignation.

Directors who are officers or employees of the Company are not compensated for serving as directors or for attending meetings. During the fiscal year ended September 30, 1996, the Company compensated its nonemployee, outside directors, Messrs. Ancell, Davis, Kramer, Lees and McAuley at the rate of $8,000 annually and $1,000 for each board meeting attended. Directors are not compensated for attendance at Board committee meetings.

PERFORMANCE GRAPH

The following graph compares the annual percentage change in the Company's cumulative total shareholder return (stock price appreciation plus reinvested dividends) on Common Stock with the cumulative total return of the American Stock Exchange (AMEX) Market Value Index and the Media General Industry Group Index No. 353, "Oil, Natural Gas Exploration" (which includes 140 companies comparable with the Company) for the period from October 1, 1991, through September 30, 1996. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at October 1, 1991. Regulation S-K, Item 402(k), requires the disclosure of such information for a five-year period. Numerical comparisons are presented following the graph.

                         COMPARISON OF TOTAL RETURN
                        AMONG TIPPERARY CORPORATION,
                   AMEX MARKET INDEX AND PEER GROUP INDEX


                                 [GRAPH]

                  ASSUMES $100 INVESTED ON OCTOBER 1, 1991
                      ASSUMES DIVIDENDS REINVESTED
                    FISCAL YEAR ENDED SEPTEMBER 30, 1996

PAGE 8                                                  TIPPERARY CORPORATION
-----------------------------------------------------------------------------

  -------------------------------------------------------------------------
                       FISCAL YEARS ENDING SEPTEMBER 30
  -------------------------------------------------------------------------
                     1991      1992     1993     1994     1995     1996
  -------------------------------------------------------------------------
   Tipperary        100.00    76.00   220.00   120.00   148.00    120.00
   Peer Group       100.00    84.92   104.96   104.33   105.57    135.03
   Broad Market     100.00   104.36   122.51   124.86   150.45    156.58
  -------------------------------------------------------------------------
  -------------------------------------------------------------------------


                      COMPENSATION COMMITTEE REPORT

The Compensation Committee, which is composed of three nonemployee directors, makes recommendations to the Board concerning the compensation of the Company's executive officers. In order to make such recommendations, at the end of each year, the Committee evaluates the Company's performance relative to its business plan and its peer group performance. Additionally, each executive officer's contribution to the Company's achievements during the year is evaluated.

The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced executive officers whose financial interest is aligned with that of the shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation awards. The following is a discussion of forms of compensation currently being utilized.

Base salaries for each of the Company's executive officers are determined by taking into consideration performance, length of tenure with the Company, compensation by industry competitors for comparable positions and career achievements. Salaries paid within the industry are weighted more heavily in setting base salary levels. In order to determine comparable salary levels paid within the industry, the Committee reviews various industry surveys and publicly filed information of its competitors.

In addition to their base salaries, the Company's executive officers may be awarded an annual bonus, depending on Company performance relative to its business plan and the Committee's assessment of the executive officer's personal contribution to such performance. Such performance may be measured by several criteria that are considered important to the Company's success. These criteria are not specifically weighted in the determination of whether to award an annual bonus to an executive officer, since the relative importance of such criteria may change from year to year and the relative responsibilities of each executive officer in the achievement of each of the objectives may differ. Examples of criteria considered are: quantity of oil and gas reserves added; finding cost of oil and gas reserves; control of lifting costs; efficiency of general and administrative expenses; management of exploration projects; and overall financial management.

The Company also utilizes stock warrants/options ("Options") as an incentive for executive officers. The size of Option grants is dependent on individual performance, level of responsibility and base salary and the number of shares covered by all outstanding Options in relation to the total number of outstanding shares of Common Stock and Common Stock equivalents. Options are used in order to align the benefits received by the executive officers with the amount of appreciation realized by the stockholders. Options granted to current officers and directors have been at exercise prices not less than the fair market value of the stock on the date of the grant.

David L. Bradshaw, Chief Executive Officer, was elected on January 16, 1996. The Company's former Chief Executive Officer, Carter G. Mathies, resigned on January 15, 1996. Mr. Bradshaw and the Company entered into an initial three-year employment agreement on October 1, 1990. This contract was extended for an additional two years and expired September 30, 1995. Thus, Mr. Bradshaw is currently employed by the Company on an "at-will" basis. Since October 1, 1990, Mr. Bradshaw's base salary has been increased from $75,000 as Vice President & Chief Financial Officer to $100,000 until May 1, 1995, when he assumed the additional responsibilities of Chief Operating Officer and to $150,000 as President and Chief Executive Officer on January 16, 1996. Mr. Bradshaw was granted Incentive Stock Options pursuant to the Company's 1987 Employee Stock Option Plan in March, 1988 to acquire 1,250 shares of the Company's Common Stock at an exercise price of $3.52 per share, and in January 1994, 100,000 shares at an exercise price of $2.75 per share vesting over a five-year and a three-year period, respectively. Of this total 20,000 were exercised during fiscal 1995. In 1990, Mr. Bradshaw was granted a warrant to acquire 225,000 shares of the Company's Common Stock at $2.50 per share which is fully vested. Of the 225,000 share issuance, 20,000 were exercised

PAGE 9                                                  TIPPERARY CORPORATION
-----------------------------------------------------------------------------


during fiscal 1993. In 1996, he was granted an additional warrant to acquire 50,000 shares at $4.63 per share, which warrant vests over a three-year period.

                        COMPENSATION COMMITTEE
                          Eugene I. Davis
                          Douglas Kramer
                         Marshall D. Lees
                         December 2, 1996

1987 EMPLOYEE STOCK OPTION PLAN

In 1987, the Company adopted the 1987 Employee Stock Option Plan ("the 1987 Plan") for the purpose of promoting the growth and general prosperity of the Company by attracting and retaining the best available personnel and by providing such employees with additional incentive to contribute to the success of the Company.

The Plan currently allows the grant of a maximum of 383,000 incentive stock options and nonstatutory stock options (together, the "Options") to employees, including officers and directors who are also employees, of the Company or any parent or subsidiary corporation of the Company, to purchase shares of the Common Stock, $.02 par value, of the Company. The Company currently has 20 employees, all of which may be granted Options under the 1987 Plan, including all executive officers who are also employees.

To date, there have been 377,250 Options to purchase Common Stock granted, of which 25,600 have been exercised. There are currently outstanding 124,400 options to purchase Common Stock at an exercise price of $2.75 per share, 1,250 options to purchase Common Stock at an exercise price of $3.52 per share, 15,000 options to purchase Common Stock at an exercise price of $5.13 per share, 15,000 options to purchase Common Stock at an exercise price of $3.69 per share, 40,000 options to purchase Common Stock at an exercise price of $4.63 per share, 71,000 options to purchase Common Stock at an exercise price of $4.75 per share, and 85,000 options to purchase Common Stock at an exercise price of $3.63 per share. The market value of the Common Stock underlying the Options as of December 2, 1996, was $4.56 per share.

Mr. Bradshaw has a presently exercisable option to acquire 1,250 shares under the 1987 Plan at an exercise price of $3.52. Mr. Bradshaw also has an option to acquire 100,000 shares under the 1987 Plan at an exercise price of $2.75. He exercised 20,000 shares during fiscal 1995 and 46,666 unexercised shares are vested as of December 2, 1996.

The 1987 Plan expires on December 31, 1996. In connection therewith, the Board of Directors has adopted a new employee compensatory plan entitled the 1997 Long-Term Incentive Plan which will become effective if approved by the Shareholders at the Annual Meeting. See "Proposal 2, Approval of the 1997 Long-Term Incentive Plan."

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Subsequent to September 30, 1996, the Company reached an agreement for a $2,300,000 bridge loan from Slough Parks, Inc., the controlling shareholder of SDK, which beneficially owns 37.5% of the Company's common stock. The loan is for one year, will bear interest at 8.5% per year, and the Company is obligated to pay an $80,500 commitment fee upon funding of the loan. The loan will be secured by 10% ownership in the Comet Ridge coalbed methane project in Queensland, Australia. The funds will be used in January 1997 to acquire an additional 5% ownership interest in the Comet Ridge coalbed methane project.

Other than as set forth above and under "Executive Compensation," the Company is not aware of any transaction, or series of similar transactions to which the Company or any of its subsidiaries is or will be a party, in which nominees for election as a director, any principal security holder or any member of the immediate family of any of the foregoing persons has a direct or indirect material interest.

PAGE 10                                                    TIPPERARY CORPORATION
--------------------------------------------------------------------------------

                                  PROPOSAL I
                            ELECTION OF DIRECTORS

The Company's By-Laws authorize the Board of Directors to be comprised of not less than 3 nor more than 15 members. The Company's Board of Directors has presently determined that the Board shall be comprised of 5 members, but reserves the right to increase the number of directors if the need arises. The 5 nominees listed below have been recommended by the Nominating Committee and approved by the full Board of Directors. Upon election, they shall constitute at that date the Company's entire Board of Directors.

It is intended that the enclosed proxy will be voted FOR the election of the 5 nominees named below to the Company's Board of Directors, unless authority to so vote is withheld on the proxy. In the event any nominee is unable to serve as a director for any reason not currently known or contemplated, the person named as Proxy will have discretionary authority in that instance to vote the proxy for any substitute nominee that the Board of Directors may designate. Each nominee elected to serve as director will hold office until the next Annual Meeting or until his successor is elected and qualified.

The following sets forth information as of December 2, 1996, with respect to each nominee for director:

DAVID L. BRADSHAW, 42, a certified public accountant, has been Vice President and Chief Financial Officer of the Company since November 3, 1989, and a director since January 23, 1990. Mr. Bradshaw was additionally appointed Chief Operating Officer on January 24, 1995. He held that position until his election as President and Chief Executive Officer on January 16, 1996. He served as Treasurer of the Company from January 1, 1987, through November 2, 1989. Mr. Bradshaw joined the Company as tax manager in January, 1986. Prior to joining the Company, Mr. Bradshaw was an officer and owner in a privately held oil and gas company. From 1977 to 1983, Mr. Bradshaw was employed in public accounting, most recently as tax manager in the Midland, Texas office of Price Waterhouse.

KENNETH L. ANCELL, 53, was elected to the Board of Directors on July 11, 1996. Mr. Ancell is a petroleum engineer and a principal in the Houston-based consulting engineering firm of Fairchild, Ancell and Wells. Prior to forming this consulting firm, Mr. Ancell was employed as a petroleum engineer by various energy companies researching coalbed methane development. He presently serves as a senior project advisor for the United Nations' coalbed methane project in China, is a Distinguished Lecturer on coalbed methane reserves for the Society of Petroleum Engineers, has expertise in oil and gas recovery processes and 20 years of coalbed methane expertise.

EUGENE I. DAVIS, 41, was elected to the Board of Directors on September 2, 1992. Mr. Davis had served as outside legal counsel to the Company since 1984. He is currently President and Director of Emerson Radio Corp., an American Stock Exchange company with a class of equity securities registered under the Securities Exchange Act of 1934. Emerson Radio Corp. filed a petition under Chapter 11 under federal bankruptcy laws in 1993 which was discharged on March 31, 1994. Mr. Davis is also Chief Executive Officer and Director of Sports Supply Group Inc., a New York Stock Exchange company. He practiced law with Holmes, Millard and Duncan, Dallas, Texas, from June 1989 to August 1992. From February 1988 to May 1989, he was a partner in the law firm of Arter & Hadden of Dallas, Texas. Prior to that time, Mr. Davis was with Exxon Corporation and Amoco Corporation and then the Dallas, Texas, office of the law firm Akin, Gump, Strauss, Hauer & Feld.

DOUGLAS KRAMER, 60, was elected to the Board of Directors on August 19, 1996. Mr. Kramer is chairman and director of Draper and Kramer, Inc., a real estate company headquartered in Chicago. He is also director of Slough Estates, PLC, a public, London-based real estate company and major shareholder in SDK Incorporated, which owns 37.5% of the Company's Common Stock.

MARSHALL D. LEES, 43, was elected to the Board of Directors on September 30, 1995. Mr. Lees joined Slough Estates in 1987 and is the President and Director of SDK Incorporated, Slough Parks, Inc. and Slough Estates Canada. Prior to 1987, Mr. Lees held various management positions with Imperial Group plc and BAT (UK & Export) Ltd., in the United Kingdom.

EXECUTIVE OFFICERS

In addition to Mr. Bradshaw shown above, the following sets forth information with respect to the remainder of the Company's executive officers:

PAGE 11                                                    TIPPERARY CORPORATION
--------------------------------------------------------------------------------

JEFF T. OBOURN, 38, became employed as the Company's Vice President - Land on February 1, 1993, and was appointed Senior Vice President - Operations on January 16, 1996. From 1987 to 1993, Mr. Obourn was President of Obourn Brothers, Inc., of Englewood, Colorado, an oil and gas land brokerage business.

PAUL C. SLEVIN, 49, was employed by the Company as its Chief Financial Officer on January 29, 1996. From 1994 to 1995, Mr. Slevin was CFO of the Black Fox Group, a private investment holding company. From 1992 to 1994, he was vice president corporate finance with Hanifen Imhoff, Inc., an investment banking firm. From 1991 to 1992, he was CFO and vice president of McData Corporation, a privately held high technology company. Prior experience includes positions in the oil and gas industry with The Gary-Williams Company and Forest Oil Corporation and in public accounting with Price Waterhouse.

ROBERT T. LARSON, JR., 50, was Manager - Oil & Gas Operations from January 15, 1992, until October 9, 1994, at which time he became Manager of Exploration and Development. He held that position until his election as Vice President - Exploration and Development on January 24, 1995. Prior to joining the Company, Mr. Larson was Vice President/Exploration Manager of Q2 Exploration, Inc./Quest Energy Corporation an oil and gas company located in Denver, Colorado.

LARRY G. SUGANO, 43, a petroleum engineer, was employed by the Company as its Engineering Manager on October 10, 1994. Mr. Sugano held that position until his election as Vice President - Engineering on January 24, 1995. During 1994 until his employment with the Company, he was a consultant for several oil and gas companies. Mr. Sugano was employed by Graham Royalty, Ltd., Denver, Colorado, from 1984 to 1991 as Senior Petroleum Engineer and from 1991 to
1993 as District Manager.

WAYNE W. KAHMEYER, 62, was employed by the Company as its Controller on June 1, 1993. In addition to that position, Mr. Kahmeyer was elected as Principal Accounting Officer on January 24, 1995. From 1982 until his employment with the Company, Mr. Kahmeyer was Vice President, Finance of Coors Energy Company, Golden, Colorado.

There are no family relationships between or among the executive officers and nominees to the Board of Directors of the Company. There are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

                                 PROPOSAL 2
                APPROVAL OF THE 1997 LONG-TERM INCENTIVE PLAN

In 1987, the Company adopted the 1987 Employee Stock Option Plan (the "1987 Plan"). The 1987 Plan provided for the grant of a maximum of 383,000 options to employees, including officers and directors who are also employees, of the Company or any parent or subsidiary corporation of the Company, to purchase shares of the Common Stock of the Company. To date, there are currently 351,650 options to purchase Common Stock outstanding. The 1987 Plan expires December 31, 1996. Upon expiration of the 1987 Plan, outstanding options will remain in full force and effect pursuant to each option's terms.

In connection with the expiration of the 1987 Plan on December 31, 1996, the Board of Directors unanimously adopted the 1997 Long-Term Incentive Plan (the "1997 Plan") to replace the expired 1987 Plan, subject to shareholder approval. The Board of Directors believes that employee incentive plans promote the growth and general prosperity of the Company by attracting and retaining talented personnel. Awards under the 1997 Plan may be in the form of stock options, stock appreciation rights, restricted stock or performance awards, as more fully described below.

THE FOLLOWING DISCUSSION OF THE TERMS AND CONDITIONS OF THE 1997 PLAN IS QUALIFIED IN ITS ENTIRETY BY THE COMPLETE TEXT OF THE 1997 PLAN, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT A.

The purpose of the 1997 Plan is to provide key management employees of the Company with added incentives to continue in the long-term service of the Company and to create in such employees a more direct interest in the future success of the Company by relating compensation to increases in stockholder value, so that the income of key management employees is more closely aligned with the income of the stockholders of the Company. The 1997 Plan is also designed to attract key employees and to retain and motivate participating employees by providing an opportunity for investment in the Company.

The 1997 Plan will be administered by the Board of Directors or through an Incentive Plan Committee (the "Committee") appointed by the Board of Directors and consisting of not less than two persons, all of whom must be non-employee directors. (Since the full Board of Directors may administer the Plan, references to the Committee in this discussion shall also include the

PAGE 12                                                    TIPPERARY CORPORATION
--------------------------------------------------------------------------------

Board of Directors). The Committee, in its sole discretion, will select participants from the eligible employees to whom awards will be granted, the amount of each award and other terms and conditions of each award as the Committee may determine necessary or desirable and consistent with the terms of the 1997 Plan.

The 1997 Plan reserves 250,000 shares of Common Stock for issuance. Any shares that are the subject of an award under the 1997 Plan which has lapsed or expired unexercised or unissued will automatically become available for reissue under the 1997 Plan. If the Company shall at any time increase or decrease the number of its outstanding shares of stock or change in any way the rights and privileges of the shares by means of a stock dividend or any other distribution payable upon shares of Common Stock, or through a stock split or like combination or reclassification or reorganization of the Company, the Committee shall make adjustments to the numbers, rights and privileges of any outstanding awards as it deems appropriate.

Participants in the 1997 Plan will be eligible employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and who significantly contribute, or are expected to significantly contribute to the achievement of the long-term corporate economic objectives of the Company. Participants may be granted from time to time one or more awards under the 1997 Plan. Directors who are also employees of the Company are eligible to participate in the 1997 Plan; however, Committee members (who must be non-employee directors) cannot participate under the 1997 Plan unless an award is granted to such member by the full Board of Directors.

The 1997 Plan provides that participants may be granted awards in the form of one or more stock options. The Committee in its sole discretion will determine whether an option is to be considered an incentive stock option as defined in the Internal Revenue Code of 1986 (the "Code") or a non-qualified stock option as defined in the Code. The exercise prices, vesting schedules and other pertinent terms will be determined by the Committee, but no exercise price for an incentive stock option will be less than the fair market value of the stock on the date the option is granted. Unless otherwise provided in the 1997 Plan, option periods must expire not more than 10 years from the date an option is granted. If the employment of an option holder is terminated within the option period for cause, as determined by the Company, all options granted to such person will be void for all purposes. The term "cause" means a gross violation, as determined by the Company, of the Company's established policies and procedures. If an option holder dies or becomes disabled during the option period while still employed, his or her options may be exercised by those entitled to do so for up to three months following the option holder's death and for up to 12 months following the option holder's disability. If the employment of the option holder is terminated within the option period for any reason other than cause, disability, or the option holder's death, the option may be exercised by the option holder within three months following the date of termination. In any such case, an option may be exercised only up to the number of shares which were exercisable on or before the date of the option holder's termination, death or disability. No option granted under the 1997 Plan will be transferable by the option holder except by will or pursuant to the laws of descent and distribution. Each option shall be exercisable during the option holder's lifetime only by him or her, or in the event of death, disability or incapacity, by his or her guardian or legal representative. Options may be exercised by (i) payment in cash, (ii) by delivery of certificates representing the number of shares owned by the option holder, the fair market value of which equals the purchase price of the stock purchased pursuant to an option (only with the permission of the Committee), or (iii) by a combination of (i) and (ii) (only with permission of the Committee).

The 1997 Plan also allows the Committee to award stock appreciation rights ("SAR") either in tandem with a stock option or as a separate award. In general, a SAR is a right to the amount of appreciation over a set period of time represented by a certain number of shares of the Company's Common Stock. Upon a participant's exercise of an SAR, the Company pays the participant an amount equal to the appreciation in market value or book value of the shares underlying the SAR for the period between the date of the grant and the date of the exercise. SAR's issued in tandem with a stock option shall be exercisable to the extent the option is exercisable; SAR's issuable independently will be exercisable pursuant to the terms established in the grant. An exercisable SAR granted in tandem with a stock option entitles the participant to surrender unexercised the option, or any portion thereof, to which the SAR is attached, and to receive in exchange a payment (in cash, Common Stock or a combination thereof) equal to the fair market value of one share of Common Stock at the date of exercise minus the exercise price of the option times the number of shares covered by the SAR (or portion thereof) which is exercised. With respect to an independently issued SAR, the Committee shall designate whether the SAR is a "regular" SAR or a "book value" SAR. A "regular" SAR entitles the participant upon exercise to the payment (in cash, Common Stock or a combination thereof) equal to the fair market value of one share of Common Stock at the date of exercise minus the fair market value of one share of Common Stock at the date of grant times the number of shares covered by the SAR (or portion thereof) which is exercised. A "book value" SAR entitles the participant upon exercise to the payment (in cash, Common Stock or a combination thereof) equal to the book value of one share

PAGE 13                                                    TIPPERARY CORPORATION
--------------------------------------------------------------------------------

of Common Stock at the date of exercise minus the book value of one share of Common Stock at the date of grant times the number of shares covered by the SAR (or portion thereof) which is exercised. SAR's will be subject to transfer restrictions as imposed by the Committee; provided, however, that SAR's issued pursuant to an Incentive Stock Option must contain the same transfer restrictions as the Incentive Stock Option. Outstanding SAR's which have not been exercised on the last day prior to expiration will be automatically redeemed by the Company for an amount equal to the payment that would otherwise have been made if the participant had chosen to exercise the SAR on the last day prior to expiration. The rules discussed above with respect to stock options concerning termination of a participant's employment for cause, disability, death or otherwise equally apply to SAR's.

The Committee is also authorized to grant performance awards relating to the Company's operations. Performance awards are to be granted in the form of Common Stock, subject to terms and conditions as set forth by the Committee not inconsistent with the Plan. In general, performance awards will be based upon the attainment of specified criteria within certain time parameters as set by the Committee. Such criteria may include, without limitation, the attainment of certain performance levels by the individual participant, the Company, individual departments or other similar groupings.

The 1997 Plan also allows the Committee to grant awards in the nature of restricted stock. Pursuant to such an award, shares of Common Stock will be issued to a participant upon payment of consideration as determined by the Committee; provided, however, that such consideration may not be less than the par value of the restricted stock issued. The Committee is empowered to impose any such restrictions and/or conditions on each restricted stock award as it deems appropriate; provided, however, that such restrictions and/or conditions shall not be for more than 10 years from the date of grant. Shares of restricted stock are to be issued in the name of the participant bearing a restrictive legend prohibiting the sale or transfer of the shares until the expiration of the restriction period. The Committee may require that shares of restricted stock remain in the custody of the Company while the restrictions remain in effect. Cessation of employment during a restriction period, subject to the terms of each particular restricted stock award, subjects the shares to forfeiture. Any consideration paid by a participant will be returned, without interest, to the participant upon forfeiture.

The 1997 Plan will be discontinued in the event of dissolution or liquidation of the Company, or in the event of a reorganization of the Company in which the Company is not the surviving or acquiring company, or in which the Company becomes a wholly owned subsidiary of another company and the agreement respecting the reorganization does not specifically provide for continuation of the 1997 Plan. Upon dissolution of the 1997 Plan, all awards shall become fully vested and immediately exercisable and unexercised stock appreciation rights will be redeemed. In the event of a reorganization of the Company in which the Company is not the surviving or acquiring company, or in which the Company becomes a wholly owned subsidiary of another company and the agreement respecting the reorganization specifically provides for continuation of the 1997 Plan, then the 1997 Plan shall continue and the Committee shall adjust the awards in a manner consistent with the reorganization provisions and the 1997 Plan provisions regarding adjustment, change, conversion or exchange of such awards.

The Committee, in its discretion, may waive the forfeiture, termination, or lapse of an award pursuant to the 1997 Plan in the event of retirement or disability of a participant. Awards granted under the 1997 Plan will be subject to all conditions required under Rule 16b-3 adopted under the Securities Exchange Act of 1934. The Company may require any person to whom an award is granted as a condition of the award or exercise of the award to give written assurances satisfactory to the Company that such person is acquiring the securities subject to the award for his own account for investment and not with a present intention of selling or otherwise distributing the same. Furthermore, the Board of Directors is permitted to amend, alter, suspend or terminate the 1997 Plan from time to time, subject to limited exceptions. The 1997 Plan automatically terminates on January 31, 2007 (outstanding awards on that date will remain in full force and effect, however, pursuant to each awards individual terms).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE 1997 LONG-TERM INCENTIVE PLAN.

                                 PROPOSAL 3
                  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors, subject to ratification by the shareholders at the Annual Meeting, has reappointed Price Waterhouse as independent accountants of the Company for the fiscal year ending September 30, 1997. Price Waterhouse has been the Company's independent accounting firm since 1971. The Company has been advised that neither Price Waterhouse nor any member thereof has any direct financial interest or any material indirect interest in the Company.

PAGE 14                                                    TIPPERARY CORPORATION
--------------------------------------------------------------------------------

Shareholders are requested to vote FOR the ratification of the reappointment of Price Waterhouse as the Company's independent accountants for fiscal 1997.

Representatives of Price Waterhouse are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they desire to do so. It is expected that such representatives will be available to respond to appropriate shareholder questions.

                                  ANNUAL REPORT

An Annual Report containing the Company's certified Consolidated Financial Statements as of September 30, 1996, accompanies this Proxy Statement. No part of such Annual Report is incorporated herein by reference and no part thereof is to be considered proxy soliciting material.

                                    FORM 10-K

SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO THE SECRETARY OF THE COMPANY AT 633 SEVENTEENTH STREET, SUITE 1550, DENVER, COLORADO 80202.

                              SHAREHOLDER PROPOSALS

Shareholders desiring to submit proposals for action at the Company's 1998 Annual Meeting of Shareholders, including nominations for the Board of Directors to be considered by the Company's Nominating Committee, must submit such proposals to the Company at its principal offices not later than October 15, 1997.

                           DISCRETIONARY AUTHORITY

The Company's Board of Directors does not know of any other business to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, however, it is intended that the person named in the enclosed proxy will vote said proxy in accordance with his best judgment.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Elaine R. Treece
                                    Corporate Secretary

Date:  December 23, 1996

                                                                       EXHIBIT A

                              TIPPERARY CORPORATION
                          1997 LONG-TERM INCENTIVE PLAN

                                    SECTION I
                         DESIGNATION AND PURPOSE OF PLAN

     The purpose of the Tipperary Corporation (the "Company") 1997 Long-Term Incentive Plan (the "Plan") is to provide key management employees who are mainly responsible for the continued growth, development, and financial success of the Company and its subsidiaries with added incentives to continue in the long-term service of the Company and to create a direct interest in the future success of the Company. The Plan also enables the Company to attract and retain such employees and reward them for the continued performance beneficial to the Company.


                                   SECTION II
                                   DEFINITIONS

     The following definitions are applicable herein:

     A. "AWARD" - Individually or collectively, Options, Stock Appreciation Rights, Performance Shares or Restricted Stock granted hereunder.

     B. "AWARD PERIOD" - the period of time during which a Stock Appreciation Right which has not been granted pursuant to an Option may be exercised. The Award Period shall be set forth in the document issuing the Stock Appreciation Right to the selected Eligible Person.

     C.   "BOARD" - the Board of Directors of the Company.

     D. "BOOK VALUE" - the book value of a share of Stock determined in accordance with the Company's regular accounting practices as of the last business day of the month immediately preceding the month in which a Stock Appreciation Right is exercised as provided in Section IX(D).

     E. "CODE" - the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

     F. "COMMITTEE" - the Incentive Plan Committee appointed to administer the Plan pursuant to Section IV.

     G . "COMPANY" - Tipperary Corporation, including any present or future "subsidiary corporation" as such term is defined in Section 424(f) of the 1986 Internal Revenue Code, as amended.

     H. "COVERED EMPLOYEE" - an individual described in Section 162(m)(3) of the Code.

     I. "DATE OF GRANT" - the date on which the granting of an Award is authorized by the Committee or Board or such later date as may be specified by the Committee or Board in such authorization.

     J. "ELIGIBLE PERSON" - any person who satisfies all of the requirements of Section VI.

     K. "EXERCISE PERIOD" - the period or periods during which a Stock Appreciation Right is exercisable as described in Section IX(B).

     L. "FAIR MARKET VALUE" - the fair market value of the Stock as determined in accordance with Section VIII(D).

     M. "INCENTIVE STOCK OPTION" - an incentive stock option within the meaning of Section 422 of the Code.

     N. "OPTION" OR "STOCK OPTION" - either a non-qualified stock option or an Incentive Stock Option granted under Section VIII. It also means any Option which remains after a Participant has exercised his Option with respect to part of the shares covered by a Stock Option Agreement as described in Section VIII(B).

     O. "OPTION PERIOD" OR "OPTION PERIODS" - the period or periods during which an Option is exercisable as described in Section VIII(E).

     P. "OPTION PRICE" - the price, expressed on a per share basis, for which the Company Stock can be acquired by the holder of an Option pursuant to the exercise of such Option.

     Q. "PARTICIPANT" - an Eligible Person of the Company or a Subsidiary who has been granted an Option, a Stock Appreciation Right, a Performance Share Award or a Restricted Stock Award under this Plan.

     R.   "PERFORMANCE SHARE" - an Award granted under Section X.

     S.   "RESTRICTED STOCK" - an Award granted under Section VII.

     T.   "STOCK" AND "COMPANY STOCK" - the common stock of the Company.

     U.   "STOCK APPRECIATION RIGHT" - an Award granted under Section IX.

     V. "STOCK OPTION AGREEMENT" - shall have the meaning set forth in Section VIII(B).

     W. "SUBSIDIARY" - any corporation of which fifty percent (50%) or more of its outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Company.

     X. "TEN PERCENT SHAREHOLDER" - a Participant who, at the Date of Grant, owns directly or indirectly (within the meaning of Section 424(d) of the Internal Revenue Code) stock possessing more then ten percent (10%) of the total combined voting power of all classes of stock of the Company or a subsidiary thereof.

     Y. Wherever appropriate, words used in this Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.


                                   SECTION III
                EFFECTIVE DATE, DURATION AND STOCKHOLDER APPROVAL

     A. EFFECTIVE DATE AND STOCKHOLDER APPROVAL. Subject to the approval of the Plan by a majority of the outstanding shares of Stock, the Plan shall be effective as of February 1, 1997.

     B. PERIOD FOR GRANT OF AWARDS. Awards may be made as provided herein for a period of ten (10) years.

                                   SECTION IV
                                 ADMINISTRATION

     A. APPOINTMENT OF COMMITTEE. The Plan shall be administered by the Board or an Incentive Plan Committee appointed by the Board. Such Committee shall consist of not less than two (2) members of the Board and such members shall be non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or such greater number of members which may be required by Rule 16b-3). In addition, the Board shall designate a member of the Committee to act as Chairman of the Committee, and the Board may remove any member of the Committee at any time and appoint any non-employee director to fill any vacancy on the Committee.

     B. COMMITTEE MEETINGS. The Committee, if any, shall hold its meetings at such times and places as specified by the Committee Chairman. A majority of the Committee shall constitute a quorum. All actions of the Committee shall be taken by all of the members of the meeting duly called by its Chairman; provided, however, any action taken by a written document signed by a majority of the members of the Committee shall be as effective as action taken by the Committee at a meeting duly called and held.

     C. COMMITTEE POWERS. References in the Plan to the Committee shall also mean the Board insofar as the Board administers the Plan rather than appointing a Committee. Subject to the provisions of this Plan, the Committee shall have full authority in its discretion to (i) designate the Participants to whom Awards shall be granted, (ii) determine the number of shares to be made available under each such Award, (iii) determine the period or periods in which the Participant may exercise such Award, (iv) determine the date when such Award expires, (v) determine the price for Stock under such Award, and (vi) determine the grounds of forfeiture of an Award. The Committee shall have all powers necessary to administer the Plan in accordance with its terms, including the power to interpret this Plan and resolve all questions arising thereunder. The Committee may prescribe such rules and regulations for administering this Plan as the Committee deems appropriate.


                                    SECTION V
                               GRANT OF AWARDS AND
                 LIMITATION OF NUMBER OF SHARES SUBJECT TO AWARD

     The Committee may, from time to time, grant Awards to one or more Eligible Persons, provided that (i) subject to any adjustment pursuant to Section XI, the aggregate number of shares of Stock subject to Stock Options, Stock Appreciation Rights, Performance Share Awards or Restricted Stock Awards under this Plan may not exceed 250,000 shares; (ii) to the extent that a Stock Option, Stock Appreciation Right, Performance Share Award or Restricted Stock Award lapses or the rights of the Participant to whom it was granted terminate, expire or are canceled for any other reason, in whole or in part, shares of Stock (or remaining shares) subject to such Award shall again be available for the grant of an Award under the Plan; and (iii) shares delivered by the Company under the Plan may be authorized and unissued Stock, Stock held in the treasury of the Company or Stock purchased on the open market (including private purchases) in accordance with applicable securities laws. In determining the size of Awards, the Committee shall take into account the responsibility level, performance, potential, and cash compensation level of a Participant, and the Fair Market Value of the Stock at the time of Awards, as well as such other considerations it deems appropriate.


                                   SECTION VI
                                   ELIGIBILITY

     Key employees and directors of the Company and its Subsidiaries (including employees who are members of the Board) who, in the opinion of the Committee, are mainly responsible for the continued growth and development and financial success of the business of the Company or one or more of its Subsidiaries shall be eligible to be granted Awards under the Plan. Subject to the provisions of the Plan, the Committee may from time to time select from such eligible persons those to whom Awards shall be granted and determine the nature and amount of each Award. No employee of the Company or its Subsidiaries shall have any right to be granted an Award under this Plan. A member of the Committee shall not be eligible for any Award hereunder, unless such Award is granted by the full Board.

                                   SECTION VII
                             RESTRICTED STOCK AWARDS

     A.   GRANTS OF SHARES OF RESTRICTED STOCK.  An Award made pursuant to this
Section VII shall be granted in the form of shares of Stock, restricted as provided in this Section VII. Shares of Restricted Stock shall be issued to the Participant upon the payment of consideration as determined by the Committee; provided, however, that such consideration may not be less than the par value of the Stock. The shares of Restricted Stock shall be issued in the name of the Participant and shall bear a restrictive legend prohibiting sale, transfer, pledge or hypothecation of the shares of Restricted Stock until the expiration of the restriction period.

     The Committee may also impose such other restrictions and conditions on the shares of Restricted Stock as it deems appropriate, including but not limited to requiring the participant to keep the restricted stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect.

     B. RESTRICTION PERIOD. At the time a Restricted Stock Award is made, the Committee may establish a restriction period applicable to such Award which shall not be more than ten (10) years. Each Restricted Stock Award may have a different restriction period, at the discretion of the Committee. In addition to or in lieu of a restriction period, the Committee may establish a performance goal which must be achieved as a condition to the retention of the Restricted Stock. The performance goal may be based on the attainment of specified types of performance measurement criteria, which may differ as to various Participants or classes or categories of Participants. Such criteria may include, without limitation, the attainment of certain performance levels by the individual Participant, the Company, a department or division of the Company and/or a group or class of participants. Any such performance goals, together with the ranges of Restricted Stock Awards for which the Participants may be eligible shall be set from time to time by the Committee and shall be timely communicated in writing to the Eligible Persons in advance of the commencement of the performance of services to which such performance goals relate.

     C. FORFEITURE OR PAYOUT OF AWARD. In the event a Participant ceases employment during a restriction period, or in the event performance goals attributable to a Restricted Stock Award are not achieved, subject to the terms of each particular Restricted Stock Award, and subject to discretionary action by the Committee as set forth below in Section XIII, a Restricted Stock Award is subject to forfeiture of the shares of Stock which had not previously been removed from restriction under the terms of the Award.

     Any shares of Restricted Stock which are forfeited will be transferred to the Company. Any consideration paid by the Participant for the Restricted Stock shall be returned, without interest, to the Participant upon forfeiture.

     Upon completion of the restriction period and satisfaction of any performance-goal criteria, all restrictions upon the Award will expire and new certificates representing the Award will be issued or released without the restrictive legend described in Section VII (A). As a condition precedent to receipt of the certificates, the Participant (or the designated beneficiary or personal representative of the Participant) will agree to make payment to the Company in the amount of any taxes, payable by the Participant, which are required to be withheld with respect to such shares of Stock.


                                  SECTION VIII
                                  STOCK OPTIONS

     A. GRANT OF OPTION. One or more Options may be granted to any Eligible Person. Upon the grant of an Option to an Eligible Person, the Committee shall specify whether the Option is intended to constitute a non-qualified stock option or an Incentive Stock Option.

     B. STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written Stock Option Agreement between the Company and the Participant containing such terms and conditions as the Committee determines, including, without limitation, provisions to qualify Incentive Stock Options as such under Section 422 of the Code. Such agreements shall incorporate the provisions of this Plan by reference. The date of granting an Option is the date specified in the written Stock Option Agreement which is signed by the Participant and the Company.

     C. DETERMINATION OF OPTION PRICE. The Option Price for shares of Stock shall be determined by the Committee, but in no event shall the Option Price for each share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date of grant; the Option Price for shares covered by a non-statutory Option may be less than Fair Market Value. Notwithstanding the foregoing, in the case of an Option which is designed to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) which is granted to a Ten Percent Shareholder, the Option Price shall not be less than 110% of such Fair Market Value.

     D. DETERMINATION OF FAIR MARKET VALUE. The Fair Market Value of the Stock on the date of granting an Option shall be the officially quoted mean of the high and low prices at which the Stock was sold on the market on such date. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. In the event the Stock is not publicly traded, the Fair Market Value of the Stock shall be determined by the Committee in accordance with applicable regulations of the Internal Revenue Service.

     E. TERM OF OPTION. The term of an Option may vary within the Committee's discretion; provided, however, that the term of an Option shall not exceed ten
(10) years from the date of granting the Option to the Participant, and, to this end, all Options granted pursuant to this Plan must provide that each such Option cannot be exercised after the expiration of ten (10) years from the date each such Option is granted. Notwithstanding the foregoing, in the case of any Option which is designed to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) which is granted to a Ten Percent Shareholder, the term of such Option may not exceed five (5) years from the date of grant of such Option.

     F. VESTING OF OPTIONS. The Committee may limit an Option by restricting its exercise in whole or in part for specified periods in its sole discretion.

     G. METHOD OF EXERCISING AN OPTION. Subject to the terms of a particular Option, a Participant may exercise it in whole or in part by written notice to the Secretary of the Company stating in such written notice the number of shares of Stock such Participant elects to purchase under his Option. Such written notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion there of) which is being exercised.

     H. NO OBLIGATION TO EXERCISE OPTION. A Participant is under no obligation to exercise an Option or any part thereof.

     I. PAYMENT FOR OPTION STOCK. Stock purchased pursuant to an Option shall be paid in full at the time of purchase. Payment may be made (a) in cash, (b) with the approval of the Committee, by delivery to the Company of shares of Stock having an aggregate fair market value equal to the exercise price, or (c) a combination of (a) and (b). Payment may also be made, in the discretion of the Committee, by delivery (including by facsimile transmission) to the Company or its designated agent of an executed irrevocable Option exercise form together with irrevocable instructions to a broker-dealer to sell (or margin) a sufficient portion of the shares and deliver the sale (or margin loan) proceeds directly to the Company to pay for the exercise price. Upon receipt of payment and subject to paragraph J of this Section VIII, the Company shall, without transfer or issue tax to the Participant or other person entitled to exercise the Option, deliver to the Participant (or other person entitled to exercise the Option) a certificate or certificates for such shares.

     J. DELIVERY OF STOCK TO PARTICIPANT. The Company shall undertake and follow all necessary procedures to make prompt delivery of the number of shares of Stock which the Participant elects to purchase upon exercise of an Option granted under this Plan. Such delivery, however, may be postponed, at the sole discretion of the Company, to enable the Company to comply with any applicable procedures, regulations or listing requirements of any government agency, stock exchange or quotation system, or regulatory authority.

     K. FAILURE TO ACCEPT DELIVERY OF STOCK. If a Participant refuses to pay for Stock which he has elected to purchase under his Option, in accordance with the terms of payment which had previously been agreed upon, his Option shall thereupon, at the sole discretion of the Committee, terminate, and such funds previously paid for unissued Stock shall be refunded. Stock which has been previously issued to the Participant and been fully paid for shall remain the property of the Participant and shall be unaffected by such termination.

     L. NON-TRANSFERABILITY OF OPTIONS. During the lifetime of a Participant, an Option granted to him may be exercised only by him. It may not be sold, assigned, pledged or otherwise transferred except by will or by the laws of descent and distribution.

     M.   PURCHASE FOR INVESTMENT.

          (a) WRITTEN AGREEMENT BY PARTICIPANTS. Unless a registration statement under the Securities Act of 1933 is then in effect with respect to the Stock a Participant receives upon exercise of his Option, a Participant shall acquire the Stock he receives upon exercise of his Option for investment and not for resale or distribution, and he shall furnish the Company with a written statement to that effect when he exercises his Option and a reference to such investment warranty shall be inscribed on the Stock certificate(s).

          (b) REGISTRATION REQUIREMENT. Each Option shall be subject to the requirement that, if at any time the Committee determines that the listing, registration or qualification of the Stock subject to the Option upon any securities exchange or quotation system, or under any state or Federal law is necessary or desirable as a condition of, or in connection with, the issuance of the Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration or qualification shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Committee).

     N. SPECIAL LIMITATIONS ON EXERCISE OF INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Stock with respect to which any Incentive Stock Option is first exercisable during any calendar year shall not exceed $100,000.


                                   SECTION IX
                            STOCK APPRECIATION RIGHTS

     A. GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted under the Plan in tandem with an Option either at the time of grant or by amendment or may be separately awarded. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose.

     B. RIGHT TO EXERCISE; EXERCISE PERIOD. A Stock Appreciation Right issued in tandem with an Option shall be exercisable to the extent the Option is exercisable. A Stock Appreciation Right issued independent of an Option shall be exercisable pursuant to such terms and conditions established in the grant.

     C. AUTOMATIC REDEMPTION OF UNEXERCISED STOCK APPRECIATION RIGHTS. If on the last day of the Option Period, in the case of a Stock Appreciation Right granted in tandem with an Option, or the specified Award Period, in the case of a Stock Appreciation Right issued independent of an Option, the Participant has not exercised such Stock Appreciation Right, then such Stock Appreciation Right shall be automatically redeemed by the Company for an amount equal to the payment that would otherwise have been made to the Participant if the Participant had chosen to exercise the Stock Appreciation Right on the last day of the Option Period or the specified Award Period, as the case may be.

     D. RIGHTS UPON EXERCISE. An exercisable Stock Appreciation Right granted in tandem with an Option shall entitle the Participant to surrender unexercised the Option or any portion thereof to which the Stock Appreciation

Right is attached, and to receive in exchange for the Stock Appreciation Right a payment (in cash or Stock or a combination thereof as described below) equal to the Fair Market Value of one share of Stock at the date of exercise minus the Option Price times the number of shares called for by the Stock Appreciation Right (or portion thereof) which is so exercised. For example, assume that a Participant is granted a tandem Award of an Option to purchase 1,000 shares of Stock at an Option Price of $2.00 per share and 1,000 Stock Appreciation Rights. In such a case, the exercise of 700 Options by the Participant would relinquish and terminate 700 Stock Appreciation Rights; similarly, the exercise of the remaining 300 Stock Appreciation Rights would relinquish and terminate the remaining 300 Options. If the Fair Market Value of the Stock was $5.00 per share at both the time of the exercise of the Options and Stock Appreciation Rights, then the Participant would receive 700 shares of Stock upon payment of $1,400 (700 times the Option Price of $2.00) and the Company would pay the Participant $900 upon the exercise of the 300 Stock Appreciation Rights (($5.00 minus $2.00) times 300).

     With respect to the issuance of Stock Appreciation Rights which are not granted in tandem with an Option, the Committee shall specify upon the Date of Grant of the Stock Appreciation Right whether the Stock Appreciation Right is a "regular" Stock Appreciation Right or a "book value" Stock Appreciation Right. Upon the exercise of a "regular" Stock Appreciation Right, the Participant will receive a payment equal to the Fair Market Value of one share of Stock at the date of exercise minus the Fair Market Value of one share of Stock as of the Date of Grant of the Stock Appreciation Right times the number of shares called for by the Stock Appreciation Right (or portion thereof) which is so exercised. Upon the exercise of a "book value" Stock Appreciation Right, the Participant will receive a payment equal to the Book Value of one share of Stock at the date of exercise minus the Book Value of one share of Stock as of the Date of the Grant of the Stock Appreciation Right times the number of shares called for by the Stock Appreciation Right (or portion thereof) which is so exercised.

     The value of any Stock to be received upon exercise of a Stock Appreciation Right shall be the Fair Market Value of the Stock on such date of exercise. To the extent that a Stock Appreciation Right issued in tandem with an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

     E. TRANSFERABILITY. The Committee may impose such restrictions on transferability of Stock Appreciation Rights, if any, as it may in its sole discretion determine; provided however, that Stock Appreciation Rights issued in tandem with the grant of an Incentive Stock Option must be subject to the same transferability restriction as the Incentive Stock Option itself.


                                    SECTION X
                               PERFORMANCE SHARES

     A.   GRANT OF PERFORMANCE SHARE UNITS.  Awards made pursuant to this
Section X shall be granted in the form of Performance Shares, subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose. Performance Shares shall be issued to the Participant without the payment of consideration by the Participant. Awards shall be based on the attainment of specified types and combination of performance measurement criteria, which may differ as to various Participants or classes or categories of Participants. Such criteria may include, without limitation, the attainment of certain performance levels by the individual Participant, the Company, a department or division of the Company and/or a group or class of Participants. Such criteria, together with the ranges of Performance Shares from which employees may be eligible shall be set from time to time by the Committee and shall be communicated in writing to the Eligible Persons.

     B. PERFORMANCE PERIOD. The measuring period to establish the performance criteria set forth in a Performance Share Award shall be determined by the Committee. A Performance Share Award may initially provide, or the Committee may at any time thereafter, but no more frequently than once in any six (6) month period, amend it to provide, for waiver or reduction of the measuring period and, if appropriate, for adjustment of the performance criteria set forth in the Performance Share Award, upon the occurrence of events determined by the Committee in its sole discretion to justify such waiver, reduction or adjustment.

     C. FORM OF PAYMENT. Upon the completion of the applicable measuring period, a determination shall be made by the Committee in accordance with the Award as to (i) the extent to which performance criteria have been attained,
(ii) the satisfaction of any other terms and conditions with respect to the award, and (iii) the number of shares of Stock to be awarded to the Participant. The appropriate number of shares of Stock shall thereupon be issued to the Participant in accordance with the Award in satisfaction of such Performance Share Award.


                                   SECTION XI
                     CHANGES IN CAPITAL STRUCTURE OR SHARES

     In the event any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the capital structure or shares of the Company, the Committee shall make adjustments, determined by the Committee in its discretion to be appropriate, as to the number and kind of securities subject to this Plan as specified in Section V herein, and as to the number and kind of securities covered by each outstanding Award and, where applicable, the price per share thereunder; provided, however, that with respect to Incentive Stock Options, such adjustments shall be made in accordance with Section 424(h) of the Code (and any other applicable sections or regulations of the Code) unless the Committee determines otherwise.


                                   SECTION XII
                     CORPORATE REORGANIZATION OR DISSOLUTION

     A. DISCONTINUATION OF THE PLAN. The Plan shall be discontinued in the event of the dissolution or liquidation of the Company or in the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization and no plan or agreement respecting the Reorganization is established which specifically provides for the continuation of the Plan and the change, conversion, or exchange of the Stock relating to existing Awards under this Plan for securities of another corporation. Upon the dissolution of the Plan in connection with an event described in this Paragraph A, all Awards shall become fully vested and all outstanding Options and Stock Appreciation Rights shall become immediately exercisable by the holder thereof. Any Options or Stock Appreciation Rights granted under the Plan may be terminated as of a date fixed by the Committee, provided that no less than fifteen (15) days written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to exercise all or any portion of such Options or Stock Appreciation Rights. Any Stock Appreciation Right not so exercised shall be redeemed.

     B. CONTINUATION OF THE PLAN UPON A REORGANIZATION. In the event of a Reorganization (as hereinafter defined) (i) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, and (ii) with respect to which there is a reorganization agreement which undertakes to continue the Plan and to provide for the change, conversion or exchange of the Stock attributable to outstanding Awards for securities of another corporation, then the Plan shall continue and the Committee shall adjust the shares under such outstanding Awards (and shall adjust the shares remaining under the Plan which are then to be available for the grant of additional Awards under the Plan, if the reorganization agreement makes specific provisions therefor), in a manner not inconsistent with the provisions of the reorganization agreement and this Plan for the adjustment, change, conversion or exchange of such Awards.

     The term "Reorganization" as used in this Section XII shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

     C. ADJUSTMENTS AND DETERMINATIONS. Adjustments and determinations under this Section XII shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.


                                  SECTION XIII
                            RETIREMENT AND DISABILITY

     The Committee may, in its discretion, waive the forfeiture, termination, or lapse of an Award in the event of retirement or disability of a Participant (each as determined by the Committee, in its discretion). Exercise of such discretion by the Committee in any individual case, however, shall not be deemed to require, or to establish a precedent suggesting such waiver in any other case.


                                   SECTION XIV
                            MISCELLANEOUS PROVISIONS

     A. NON-TRANSFERABILITY. The Committee may impose such restrictions on the transferability of an Award, if any, as it may in its sole discretion determine.

     B. NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder shall be construed as giving any right to the Participants to be retained as an officer or employee of the Company or any of its Subsidiaries.

     C. TAX WITHHOLDING. Either the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as it deems to be required by law to be withheld with respect to such cash payments. In the case of Awards paid in Stock, the employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. At the request of a Participant, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive the same. The Committee may from time to time establish procedures for withholding of Stock.

     D. FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment by rounding down for fractions of less than one-half and rounding up for fractions of equal to or more than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

     E. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agency as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act"), any of the shares of Stock issued, delivered or paid in settlement under the Plan. If Stock awarded under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

     F. TERMINATION OF EMPLOYMENT, DEATH , DISABILITY, ETC. Except as otherwise determined by the Committee, each Option shall provide as follows with respect to the exercise of the Option and/or Stock Appreciation Right upon the termination of employment or the death or disability of the Participant:

          (a) if the employment of the Participant is terminated within the Option or Exercise Period for cause, as determined by the Company, the Option and/or Stock Appreciation Right shall thereafter be void for all purposes. As used in this Section XIV(F)(a) "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this Section XIV(F)(a) shall be limited to determining the consequences of a termination, and nothing in this Section XIV(F)(a) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

          (b) If the Participant dies during the Option or Exercise Period while still employed, the Option and/or Stock Appreciation Right may be exercised by those entitled to do so under the Participant's will or by the laws of descent and distribution within three (3) months following the Participant's death, but not thereafter. In any such case, the Option and/or Stock Appreciation Right may be exercised only as to the number of shares of Stock as to which the Option and/or Stock Appreciation Right had become exercisable on or before the date of the Participant's death (provided that such exercise occurs within the Option or Exercise Period).

          (c) If the Participant becomes disabled (within the meaning of section 22(e) of the Code) during the Option or Exercise Period while still employed, the Option and/or Stock Appreciation Right may be exercised by the Participant (or legal representative) within twelve (12) months following the disability, but not thereafter. In any such case, the Option and/or Stock Appreciation Right may be exercised only as to those number of shares of Stock which had become exercisable on or before the date of the Participant's disability (provided that such exercise occurs within the Option or Exercise Period).

          (d) If employment of the Participant by the Company is terminated within the Option or Exercise Period for any reason other than cause, or the Participant's disability or death, the Option and/or Stock Appreciation Right may be exercised by the Participant within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option and/or Stock Appreciation Right may be exercised only as to the number of shares of Stock which had become exercisable on or before the date of termination of employment (provided that such exercise occurs within the Option or Exercise Period).

     G. LIMITATION. In no event may an Option be exercised by anyone after the expiration date set forth in the Stock Option Agreement.

     H. LIMITS ON DISCRETION. Anything in this Plan to the contrary notwithstanding, if the Award so provides, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such discretion would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

     I. GOVERNING LAW. All matters relating to the Plan or to Awards granted hereunder shall be governed by the laws of the State of Colorado.

     J. TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles and headings, shall control.


                                   SECTION XV
                                AMENDMENT OF PLAN

     A. DISCRETION OF THE BOARD. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, except (i) any such action affecting Options granted or to be granted under this Plan which are intended to qualify as Incentive Stock Options shall be subject to stockholder approval to the extent such stockholder approval is required pursuant to Section 422 of the Internal Revenue Code and (ii) no such action may be taken without the consent of the Participant to whom any Award shall theretofore have been granted, which adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of the Plan is required by statute, or rules and regulations promulgated thereunder.

     B. AUTOMATIC TERMINATION. This Plan shall terminate on January 31, 2006. Awards may be granted under this Plan at any time and from time to time prior to the termination of the Plan. Any Award outstanding at the time the Plan is terminated shall remain in effect until said Award is exercised or expires pursuant to its terms.

                        TIPPERARY CORPORATION

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD January 28, 1997

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders ("Notice") of Tipperary Corporation ("the Company") to be held on January 28, 1997, and the Proxy Statement in connection therewith, each dated December 23, 1996, (b) appoint David L. Bradshaw, with the power to act alone or to appoint his substitute, as attorney and proxy to represent and vote, as designated below, all the shares of Common Stock, par value $0.02 per share, of the Company held of record by the undersigned on December 2, 1996, at such Annual Meeting and at any adjournment(s) thereof; and (c) revokes any proxy heretofore given.

1.  The election of five (5) directors to serve until the next
    Annual Meeting of Shareholders or until their successors shall be duly elected and qualified -

    Nominees: David L. Bradshaw, Kenneth L. Ancell,
              Eugene I. Davis, Douglas Kramer, and Marshall D. Lees.

    / /  For all nominees, except those          / /  WITHHOLD AUTHORITY
         whose name(s) is (are) written below.        to vote for all nominees.

-------------------------------------------------------------------------------
2.  The approval and adoption of the 1997 Long-Term Incentive Plan.

       / /  FOR            / /  AGAINST        / /  ABSTAIN

3. The ratification of the reappointment of Price Waterhouse as the Company's independent accountants for the fiscal year ending September 30, 1997;

       / /  FOR            / /  AGAINST        / /  ABSTAIN

4. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

               (Continued, and to be signed, on page 2)

                     (Continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, FOR PROPOSAL NO. 2 AND NO. 3, AND IN THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

If your shares are registered in the name of a brokerage firm or bank, only your bank or broker can vote your stock and only after receiving your specific instruction.

This proxy revokes all prior proxies.

Dated: ________________, 19____.       Signature(s):

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                                       Important: please date this proxy and
                                       sign exactly as your name appears to
                                       the left. When signing as attorney,
                                       administrator, trustee or guardian,
                                       please give your full title as such.
                                       When stock is in the name of more
                                       than one person, each such person
                                       should sign the proxy.